SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 23, 2003

Date of Report (date of earliest event reported)

ALTIRIS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-49793	87-0616516

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

588 West 400 South

Lindon, Utah 84042

(Address of principal executive offices)

(801) 805-2400

(Registrant’s telephone number, including area code)

ITEM 7: Financial Statements and Exhibits

(c) Exhibits

Exhibit	Description

99.1	Press Release issued by Altiris, Inc. on April 23, 2003 announcing the Company’s first quarter 2003 financial results.

ITEM 9: Regulation FD Disclosure

In accordance with SEC Release No. 33-8126, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.” On April 23, 2003, Altiris, Inc. (the “Company”) issued a press release announcing the Company’s first quarter 2003 financial results. The text of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2003	ALTIRIS, INC.

	By:	/s/ GREGORY S. BUTTERFIELD
Gregory S. Butterfield President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Altiris, Inc. on April 23, 2003 announcing the Company’s first quarter 2003 financial results.